Exhibit 10.1
Execution Version
AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of November 4, 2014 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a besloten vennootschap organized under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a besloten vennootschap organized under the laws of the Netherlands (the “Parent”), the undersigned guarantors (together with the Parent, the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC., as sole lead arranger and bookrunner and as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the undersigned lenders (the “Lenders”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers, the Parent, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.Amendments to Credit Agreement. The Credit Agreement is, subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“Fourth Amendment” means that certain Amendment No. 4 to Credit Agreement, dated as of November 4, 2014, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, and certain Lenders party thereto.
“Fourth Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the Second Amendment have been satisfied or waived by the Administrative Agent.

(b)Section 2.09(a) of the Credit Agreement is hereby amended by replacing the section in its entirety with the following:
“Revolving Credit Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee (each, a “Revolving Credit Commitment Fee” and, collectively, the “Revolving Credit Commitment Fees”) equal

Amendment No. 4 to
Credit Agreement

to the Applicable Rate times the unused portion of such Revolving Credit Lender’s Dollar Revolving Credit Commitment or, if greater, the Dollar Amount of the unused portion of such Revolving Credit Lender’s Euro Revolving Credit Commitment; provided that any Revolving Credit Commitment Fee accrued with respect to the unused portion of the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrowers so long as such Lender shall be a Defaulting Lender except to the extent that such Revolving Credit Commitment Fee shall otherwise have been due and payable by the Borrowers prior to such time; and provided further that no Revolving Credit Commitment Fee shall accrue on the unused portion of the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The Revolving Credit Commitment Fees shall accrue at all times from the date hereof until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article 4 is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date for the Revolving Credit Facility. The Revolving Credit Commitment Fees shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.”

SECTION 2. Reference to and Effect on the Loan Documents.
(a)On and after the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by the Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

SECTION 3.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent, the other Guarantors, the Required Lenders and each Lender directly affected by this Amendment, on, or prior to, 5:00 p.m., New York City time on November 4, 2014 (the “Consent Deadline”);

(b)The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower,

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Amendment No. 4
to Credit Agreement

certifying on behalf of the Borrowers that immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) that for purposes of this Section 3(b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment), the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments and (iii) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects; and
(c)Immediately prior to and after giving effect to the Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4.Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:
(a)on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
SECTION 5.Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP)), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

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Amendment No. 4
to Credit Agreement

SECTION 7.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Section 10.18 of the Credit Agreement relating to waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full.
SECTION 9.Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by the Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) immediately prior to giving effect to the execution and delivery of the Amendment; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.

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Amendment No. 4
to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer and Secretary

SENSATA TECHNOLOGIES MASSACHUSETTS, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Vice President and Treasurer

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES HOLLAND, B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Managing Director

SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSOR-NITE INDUSTRIAL EOOD,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSOR-NITE NV,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES US COÖPERATIEF U.A.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES BERMUDA LTD.,
Guarantor

By:	/s/ Steven P. Reynolds
Name: Steven P. Reynolds
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES US, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Secretary

Signature Page to
Amendment No. 4 to Credit Agreement

SENSATA TECHNOLOGIES US II, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Secretary

Signature Page to
Amendment No. 4 to Credit Agreement

ST SCHRADER HOLDING COMPANY UK LIMITED,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 4 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Jon Rauen
Name: Jon Rauen
Title: Authorized Signatory

Signature Page to
Amendment No. 4 to Credit Agreement

Note: Lender signatures omitted from this Exhibit.